                                  SCHEDULE 14A/A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A/A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement                           [  ]     Confidential, for Use of the
[X]  Definitive Proxy Statement                                     Commission Only (as permitted by
[ ]  Definitive Additional Materials                                    Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c)
     or Rule 14a-12

                           _________________________

                        CORPUS CHRISTI BANCSHARES, INC.

________________________________________________________________________________
                (Name of Registrant as specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                           _________________________

Payment of Filing Fee (Check the appropriate box):

  [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________

  (2)  Aggregate number of securities to which transactions applies:
________________________________________________________________________________

  (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

  (4)  Proposed maximum aggregate value of transaction:
________________________________________________________________________________

  (5)  Total fee paid:
________________________________________________________________________________


  [X] Fee paid previously with preliminary materials.

________________________________________________________________________________

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
________________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:
________________________________________________________________________________

(3)  Filing Party:
________________________________________________________________________________

(4)  Date Filed:
________________________________________________________________________________

                        CORPUS CHRISTI BANCSHARES, INC.
                              POST OFFICE BOX 9664
                          CORPUS CHRISTI, TEXAS 78469
                                 (512) 887-3000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 29, 1996


To the Shareholders:

     The 1996 Annual Meeting of the Shareholders of Corpus Christi Bancshares, Inc. (the "Company") will be held on May 29, 1996 at 3:00 p.m. (Central Daylight Savings Time) at Citizens State Bank of Corpus Christi, 2402 Leopard Street, Corpus Christi, Texas, for the following purposes:

     1. To elect four (4) Class B directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and qualified;

     2. To consider and vote upon a proposal, which is RECOMMENDED by the Board of Directors, to ratify the selection of KPMG Peat Marwick as the independent auditors of the Company for the current fiscal year; and

     3. To act on such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 5, 1996, as the date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders. The stock transfer book of the Company will not be closed for purposes of determining shareholders of record.

     Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting of Shareholders, it is necessary that at least 50% of all outstanding shares be present in person or be represented by proxy. We hope you can attend the Annual Meeting of Shareholders in person, but regardless of whether you attend, please sign and return the enclosed proxy card in the enclosed stamped envelope. If you attend the Annual Meeting of Shareholders and wish to vote, you may then revoke your proxy and vote in person.

                                        By Order of the Board of Directors

                                        Jace C. Hoffman
                                        Secretary


April 30, 1996


                             YOUR VOTE IS IMPORTANT

     YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                        CORPUS CHRISTI BANCSHARES, INC.
                              POST OFFICE BOX 9664
                          CORPUS CHRISTI, TEXAS 78469

                                PROXY STATEMENT

                                  INTRODUCTION

          This Notice of Annual Meeting of Shareholders and Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Corpus Christi Bancshares, Inc., a Texas corporation (the "Company"), for use at the 1996 Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 29, 1996, at the time and place and for the purposes set forth in the Notice and at any recess or adjournments thereof.

          The Company encourages the personal attendance of its shareholders at the Annual Meeting and execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke his or her proxy by giving written notice of such revocation to the Secretary of the Company at the Company's principal executive offices at any time before the proxy is exercised by executing and delivering a later-dated proxy or attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting.


          Only holders of record of the Company's Common Stock at the close of business on April 5, 1996, the record date for those entitled to notice of the Annual Meeting, will be entitled to vote at the meeting. On such date there were 1,600,000 shares of Common Stock issued and outstanding. Generally, all issued and outstanding shares of Common Stock are entitled to one vote per share on each matter properly submitted at the Annual Meeting. Shareholders have no cumulative voting rights. This Proxy Statement and accompanying form of proxy are being mailed on or about April 30, 1996.



                               VOTING OF PROXIES

          The presence of the holders of at least 50% of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the Annual Meeting may be recessed, postponed or adjourned in order to permit further solicitation by the Company.

     The election of directors will be determined by a plurality of the votes cast by holders of shares of Common Stock entitled to vote thereon. The approval of any other proposal or matter (including the ratification of the selection of the Company's independent auditors) will require the affirmative vote of the holders of a majority of the shares present in person or represented by duly executed proxies at the Annual Meeting. Votes will be tabulated by Morrow & Co., Inc., the proxy solicitor, and the results will be certified by Chemical Mellon Shareholder Services, L.L.C., the transfer agent and registrar for the Common Stock who will act as election inspectors and will resolve impartially any interpretative questions as to the conduct of the vote.

          With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the votes and will have no effect. Abstentions may be specified on all proposals except the election of directors, and will be counted as present for purposes of the item on which the abstention is noted. Abstentions will have the effect of a negative vote on any proposal other than the election of directors. A broker non- vote (which results when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) will have the same effect as a vote against a proposal, but will have no effect on the outcome of the election of directors. Except as set forth above, or unless otherwise instructed, the enclosed proxy will be voted FOR the director nominees set forth herein and FOR ratification of the selection of the Company's independent auditors.

          The 1995 Annual Report to Shareholders (the "Annual Report") covering the Company's fiscal year ended December 31, 1995, including audited consolidated financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the proxy solicitation materials. Additional copies of the Annual Report may be obtained without charge upon written request to Jace C. Hoffman, Secretary, Corpus Christi Bancshares, Inc., Post Office Box 9664, Corpus Christi, Texas 78469.


                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

          The Company's Amended Articles of Incorporation provide that the Board of Directors shall be divided into three classes (individually hereinafter referred to as "Class A," "Class B," and "Class C," respectively) as nearly equal in number as possible. The current Board of Directors consists of four Class A directors, four Class B directors and four Class C directors. The term of office of the Class B directors expires at the 1996 Annual Meeting, while the terms of the Class C and Class A directors will expire at the 1997 and 1998 Annual Meeting of Shareholders, respectively. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum. A director elected to fill a vacancy serves until the next Annual Meeting of Shareholders.

          Proxies cannot be voted for a greater number of persons than the four Class B director nominees.

          It is the intention of the persons named in the accompanying proxy, unless otherwise instructed, to vote "FOR" the election of all the Class B director nominees set forth below. If any nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee designated by the Board of Directors. The Board of Directors recommends the Class B nominees for election and has no reason to believe any of the nominees will be unable to serve if elected.


                 INFORMATION CONCERNING NOMINEES AND DIRECTORS

          The following information, including the principal occupation during the past five years, is given in respect of the nominees for election to the Board of Directors at the Annual Meeting and for the Class C and Class A directors who will continue to serve until the 1997 and 1998 Annual Meeting of Shareholders, respectively.

                                CLASS B NOMINEES


                                                                                         SHARES OF COMPANY
                                                                                            COMMON STOCK
                                                                                         BENEFICIALLY OWNED
                                                                                        AS OF MARCH 1, 1996
 NAME, AGE AND                                                                          ---------------------
 POSITION WITH                 PRINCIPAL OCCUPATION FOR LAST FIVE         DIRECTOR       SHARES      PERCENT
 THE COMPANY                       YEARS, OTHER DIRECTORSHIPS               SINCE       OWNED (1)    OF CLASS
- -------------------------------------------------------------------------------------------------------------
 Marvin L. Berry,         President and Chairman of the Board of Berry      1966        38,562 (2)     2.40
 age 72, Director         Contracting, Inc.; President of Lone Star
                          Equipment, Inc. and Harbor Refining, Inc.

 Joe R. DeLeon, Jr.,      President of Professional Pharmacy, Inc. and      1972         9,746 (3)      .61
 age 67, Director         Clinic Pharmacy (Retail Pharmacies);
                          President of KORO TV Station.

 Stephen R. Karp,         President of Periodical Services, Inc.            1987        24,706 (4)     1.53
 age 54, Director

 Roscoe M. Smith,         Executive Vice President of Citizens State        1965        32,286 (5)     2.01
 age 72, Director         Bank until his retirement from the Bank in
                          September 1988; Secretary of the Company
                          from December 1984 until April 1991.

________________
                                            (Table continues on following page)

(1) The number of shares stated as being beneficially owned includes shares held beneficially by spouses, children and affiliated corporations of the nominees and directors. The inclusion herein of any such shares, however, does not constitute an admission by a nominee or director that he is the direct or indirect beneficial owner of such shares. Unless otherwise indicated, all nominees and directors are record owners of their shares.

     If a person has the right to acquire beneficial ownership of any shares by exercise of options within 60 days of the date of this Proxy Statement, such shares are deemed beneficially owned by such person and are deemed to be outstanding solely for the purpose of determining the percentage of the Company's Common Stock that he owns. Such shares are not included in the computations for any other purpose.

(2) Includes options to purchase 6,286 shares, plus 17,172 shares owned by a corporation of which Mr. Berry is an officer, director and principal shareholder, plus 2,856 shares owned by Mr. Berry's wife.

(3) Includes options to purchase 4,286 shares, plus 336 shares owned by Mr. DeLeon's children, plus 372 shares over which Mr. DeLeon shares voting control as one of four independent administrators of the V. DeLeon estate, plus 752 shares over which Mr. DeLeon shares voting control as one of four beneficiaries of the J. DeLeon Trust.

(4)  Includes options to purchase 10,686 shares.

(5) Includes options to purchase 4,286 shares, plus 1,232 shares owned by Mr. Smith's wife.

                               CLASS C DIRECTORS
                    (Serving Until the 1997 Annual Meeting)

                                                                                        SHARES OF COMPANY
                                                                                           COMMON STOCK
                                                                                        BENEFICIALLY OWNED
                                                                                       AS OF MARCH 1, 1996
 NAME, AGE AND                                                                        -----------------------
 POSITION WITH              PRINCIPAL OCCUPATION FOR LAST FIVE YEARS,    DIRECTOR      SHARES        PERCENT
 THE COMPANY                           OTHER DIRECTORSHIPS                SINCE       OWNED (1)     OF CLASS
- -------------------------------------------------------------------------------------------------------------
 J. B. Clark,              Owner of Mid-Coastal Farms and Oil and Gas      1984        8,746 (6)       .55
 age 70, Director          Investments.

 R. Jay Phillips,          Director of the Company and Citizens State      1989       34,528 (7)      2.13
 age 47, Director,         Bank since February 1989; President and
 President and Chief       Chief Executive Officer of the Company
 Executive Officer         since April 1992; Chief Executive Officer
                           of Citizens State Bank from February 1989
                           to February 1990; President and Chief
                           Executive Officer of Citizens State Bank
                           since February 1990; Director, President
                           and Chief Executive Officer of C.S.B.C.C.,
                           Inc. since December 1992.

 L. L. Woodman, Jr.,       President of Vestland Investments, Inc.;        1972       32,602 (8)      2.02
 age 57, Director          Director of Norwest Bank Texas-Alice,
                           Texas; Director of C.S.B.C.C., Inc. since
                           December 1992.

 John T. Wright, Jr.,      Chairman of the Board of Citizens State         1947       36,450 (9)      2.27
 age 75, Director          Bank until February 1989; Chairman of the
                           Board and Chief Executive Officer of the
                           Company from December 1984 to April 1987;
                           Chairman of the Board of the Company from
                           April 1987 to April 1992.

                                             (Table continues on following page)

______________
(6)  Includes options to purchase 4,286 shares.

(7)  Includes options to purchase 24,828 shares.

(8)  Includes options to purchase 10,686 shares.

(9) Includes options to purchase 4,286 shares, plus 5,764 shares owned by Mr. Wright's wife.

                               CLASS A DIRECTORS
                    (SERVING UNTIL THE 1998 ANNUAL MEETING)

                                                                                        SHARES OF COMPANY
                                                                                           COMMON STOCK
                                                                                        BENEFICIALLY OWNED
                                                                                       AS OF MARCH 1, 1996
 NAME, AGE AND                                                                       ------------------------
 POSITION WITH              PRINCIPAL OCCUPATION FOR LAST FIVE YEARS,    DIRECTOR      SHARES        PERCENT
 THE COMPANY                           OTHER DIRECTORSHIPS                SINCE       OWNED (1)     OF CLASS
- -------------------------------------------------------------------------------------------------------------
 John C. Brooke,           Shareholder of Kleberg & Head, a                1980      34,191 (10)      2.13
 age 60, Director          Professional Corporation (Attorneys);
                           Director of Norwest Bank Texas-Alice,
                           Texas.

 Roy M. Grassedonio,       Investments.                                    1974      11,874 (11)       .74
 age 55, Director

 Jack Powers,              Ranching.                                       1983      30,950 (12)      1.93
 age 56, Director

 John T. Wright, III,      President of the Company from December          1983      36,851 (13)      2.27
 age 56, Director,         1984 to April 1987; President and Chief
 Chairman of the           Executive Officer of the Company from
 Board                     April 1987 to April 1992; Vice Chairman of
                           the Board of the Company from April 1992
                           to April 1993; Chairman of the Board of
                           the Company since April 1993; President of
                           Citizens State Bank from September 1984 to
                           February 1989; Chairman of the Board of
                           Citizens State Bank since February 1989.


John T. Wright, III, is the son of John T. Wright, Jr.

________________
(10)      Includes options to purchase 5,343 shares.

(11) Includes options to purchase 6,286 shares, plus 5,588 shares owned by a limited partnership of which Mr. Grassedonio is a principal partner.

(12)      Includes options to purchase 6,286 shares.

(13) Includes options to purchase 23,543 shares, plus 56 shares owned by Mr. Wright's children.


                               ADVISORY DIRECTORS

     In addition to those directors listed above, the Company has advisory directors appointed in accordance with Section 3.14 of the Company's Amended Bylaws. These advisory directors consist of Jon C. Spradley, John Sloan and Grace Dobson. Advisory directors have the right to attend all meetings of the Board of Directors but have no right to vote on any matter before the Board of Directors.

                               EXECUTIVE OFFICERS

                                                                                     SHARES OF COMPANY
                                                                                        COMMON STOCK
                                                                                     BENEFICIALLY OWNED
                                                                                    AS OF MARCH 1, 1996
 NAME, AGE AND                                                                    -----------------------
 POSITION WITH                    PRINCIPAL OCCUPATION FOR LAST FIVE              SHARES         PERCENT
 THE COMPANY                          YEARS, OTHER DIRECTORSHIPS                  OWNED          OF CLASS
- ----------------------------------------------------------------------------------------------------------
 John T. Wright, III       (See information provided as director)

 R. Jay Phillips           (See information provided as director)

 Jace C. Hoffman,          Secretary of the Company since July 1995;                --              --
 age 53, Secretary         Director, Secretary and Treasurer of
                           C.S.B.C.C., Inc. since July 1995; Executive
                           Vice President and Chief Lending Officer of
                           Citizens State Bank since July 1995; President
                           of Corpus Christi Region of Mercantile Bank,
                           N.A., Corpus Christi, Texas from October 1992
                           to April 1995; President and Chief Executive
                           Officer of First City Bank, Corpus Christi,
                           Texas from 1990 to October 1992; President of
                           First City Bank, Corpus Christi, Texas from
                           1981 to 1990.


               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

          The Company's Board of Directors has a Nominating and Audit Committee. The Company does not have a Compensation Committee.

          NOMINATING COMMITTEE. The Nominating Committee, which is composed of the entire Board of Directors, is responsible for proposing a slate of directors for election by the shareholders at each Annual Meeting of Shareholders and proposing candidates to fill any vacancies on the Board of Directors. The Nominating Committee met once during 1995.

          The Nominating Committee will consider candidates for the 1997 Board memberships that are proposed by shareholders who have complied with the following procedures. In the event a shareholder entitled to vote for the election of directors wishes to propose a candidate for consideration by the Nominating Committee as a possible nominee for management's proposed slate of directors, or such shareholder wishes to make a director nomination at an Annual Meeting of Shareholders, then timely written notice of such shareholder's interest to make such nomination(s) must be given either by personal delivery or by United States mail to Jace C. Hoffman, Secretary, Corpus Christi Bancshares, Inc., Post Office Box 9664, Corpus Christi, Texas 78469, no later than April 14, 1997.

Each such notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (i) the name and address of the person or persons, (ii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or that otherwise relates to such nomination or nominations, (iii) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (iv) the consent of each nominee to serve as a director of the Company if so elected; and (b) as to the shareholder giving the notice and the shareholder who intends to make the nomination, (i) the name and address of the shareholder, (ii) a representation that the shareholder is the holder of record of the Common Stock of the Company entitled to vote at such Annual Meeting and intends to appear in person or by proxy at such Annual Meeting to nominate the person or persons specified in the notice, and (iii) the class and number of shares of Common Stock of the Company which are beneficially owned by the shareholder. The Chairman of the Annual Meeting of Shareholders may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Secretary of the Company did not receive timely notice from any shareholder of any nominations of directors for election at the 1996 Annual Meeting.

          AUDIT COMMITTEE. The Audit Committee is responsible for (a) reviewing the scope and results of audits performed by each of the Company's independent auditors and internal auditor, (b) reviewing internal accounting controls and the scope of services performed by independent auditors, (c) monitoring the costs of all accounting and financial services, and (d) recommending, engaging and discharging the Company's independent auditors. The Audit Committee consists of Messrs. Clark, DeLeon, Jr., Grassedonio, Karp and Wright, Jr. The Audit Committee met seven times during 1995. Mr. Phillips serves as an ex officio member of the Audit Committee.

          During 1995, the Board of Directors held twelve regular meetings and three special meetings. All directors attended seventy-five percent (75%) or more of the meetings of the Board of Directors and the Committees of the Board on which they served.


                    CITIZENS STATE BANK'S BOARD OF DIRECTORS

          The Board of Directors of the Company's subsidiary bank, Citizens State Bank of Corpus Christi ("Citizens State Bank" or the "Bank"), consists of Marvin L. Berry, John C. Brooke, J.B. Clark, Joe R. DeLeon, Jr., Roy M. Grassedonio, Stephen R. Karp, R. Jay Phillips, Jack Powers, Roscoe M. Smith, Jon C. Spradley, L.L. Woodman, Jr., John T. Wright, Jr. and John T. Wright,
III.  The Bank's Board of Directors has an Audit and Salary Committee.

          AUDIT COMMITTEE. The Audit Committee is responsible for (a) reviewing the scope and results of audits performed by each of the Bank's independent auditors and internal auditor, (b) reviewing internal accounting controls and the scope of services performed by independent auditors, (c) monitoring the costs of all accounting and financial services, and (d) recommending, engaging and discharging the Bank's independent auditors. The Audit Committee met seven times during 1995 and is composed of Messrs. Clark, DeLeon, Jr., Grassedonio, Karp and Wright, Jr. Mr. Phillips serves as a ex officio member of the Audit Committee.

          SALARY COMMITTEE. The Salary Committee reviews all existing salaries of the Bank and, where merited, recommends appropriate changes in such salaries. The Salary Committee, which met one time during 1995, is composed of Messrs. Berry, Clark, Phillips, Spradley, and Wright, III.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

          The following table sets forth the aggregate compensation paid by the Company and the Bank during the Company's last three fiscal years to its Chief Executive Officer and each of the next most highly paid executive officers whose cash compensation exceeded $100,000 during the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995 (the "Named Executive Officers").


                                        ANNUAL COMPENSATION                LONG-TERM
      NAME AND PRINCIPAL       -------------------------------------     COMPENSATION         ALL OTHER
           POSITION                YEAR      SALARY (1)     BONUS        STOCK OPTIONS    COMPENSATION (2)
- ----------------------------------------------------------------------------------------------------------
 John T. Wright, III             1995       $127,079      $ 2,733           23,543                $3,782
   Director, Chairman            1994        123,749        4,400           23,543                 3,709
   of the Board                  1993        122,900        6,881           23,543                 3,287

 R. Jay Phillips                 1995       $148,461       $3,087           24,828                $4,444
   Director, President           1994        140,657        4,971           24,828                 4,204
   and Chief Executive           1993        136,493        7,553           24,828                 3,659
   Officer

______________
(1)  Includes salary and directors' fees.

(2) The amounts reported in this column consists of the Bank's matching contribution under the Bank's 401(k) Profit Sharing Plan.


OPTION GRANTS DURING 1995

          No options or stock appreciation rights were granted during 1995 under the Company's Nonqualified Stock Option Plan.

                AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             Total Number of             Total Value of Unexercised
                                                           Unexercised Options            In-the-Money Options Held
                            Number of                    Value at Fiscal Year-End         at Fiscal Year-End (1)
                         Shares Acquired              -----------------------------    ------------------------------
           Name            On Exercise     Realized   Exercisable     Unexercisable    Exercisable      Unexercisable
           ----          ---------------   --------   -----------     -------------    -----------      -------------
   John T. Wright, III          0             0          23,543             0             $161,976            0

   R. Jay Phillips              0             0          24,828             0             $170,817            0


______________
(1) Market value of underlying securities at year-end, minus the exercise or base price.

COMPENSATION OF DIRECTORS

          During 1995, each director received a $300 fee for each Board of Directors meeting attended and a $200 fee for each committee meeting attended. Those directors comprising the Board of Directors of C.S.B.C.C., Inc. received a $300 fee for each C.S.B.C.C., Inc. Board of Directors meeting attended and a $500 fee for attending C.S.B.C.C., Inc.'s annual meeting. Those directors comprising the Board of Directors of the Bank received a $300 fee for each Board of Directors meeting attended and a $200 fee for each committee meeting attended. Directors of the Company who are also directors of the Bank do not receive a fee for Board of Director meetings of the Company attended in conjunction with Board of Directors meetings of the Bank. They do, however, receive a fee for attending the Bank's Board of Directors meeting. Only non-officer directors receive a fee for attending committee meetings.


CHANGE-IN-CONTROL AGREEMENTS

     In March and April of 1996, the Company entered into agreements (a "Change-in-Control Agreement") with certain of its officers, including the Named Executive Officers, which agreements provide for certain payments upon the termination of the employment of such persons with the Company following a Change in Control (as defined in such agreements). Each of the Change-in-Control Agreements covers termination within one year after the date of a Change in Control and requires the Company to pay to such officer, if prior to such expiration his or her employment is terminated by the Company (other than upon such officer's death or permanent disability or for cause (as "cause" is defined in the Change- in-Control Agreements)) or by such officer upon the occurrence of certain constructive termination events, a lump sum amount equal to a multiple of such officer's annual salary. In addition, if any payments to be made under the Change- in-Control Agreement to such officer are determined to be "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended, then the payments and benefits to be paid or provided under the Change-in-Control Agreements will be reduced to the minimum extent necessary so that no portion thereof constitutes an "excess parachute payment." The specified multiple referred to above is 100% in the case of the Named Executive Officers and 50% in the case of such other officers.

                             PRINCIPAL SHAREHOLDERS

          The following table sets forth information as of March 1, 1996 regarding the share ownership of (i) those persons or entities known by management to beneficially own more than 5% of the Company's Common Stock, its only class of outstanding securities, and (ii) the amount of Company Common Stock beneficially owned by all directors and executive officers of the Company as a group.


           NAME AND ADDRESS OF                   SHARES BENEFICIALLY                  PERCENT OF
             BENEFICIAL OWNER                           OWNED                           CLASS
 ---------------------------------------      -------------------------       -------------------------
 M.E. Allison and Co., Inc.                            93,492(1)                         5.84%
   112 East Pecan, Suite 1200
   San Antonio, Texas  78205

 National Bancshares Corporation of                    83,200                            5.20%
   Texas (2)
   104 East Mann Road
   Laredo, Texas  78042

 All directors, advisory directors, and               351,248                           20.40%
   executive officers as a group
   (16 persons) (3)


______________

 (1) Based upon information supplied by M.E. Allison and Co., Inc.; however, the most recent Schedule 13G filed by M.E. Allison and Co., Inc. with the Securities and Exchange Commission on February 15, 1995 reflects beneficial ownership of 112,492 shares of the Company's Common Stock constituting 7.03 percent of the class.




 (2) On January 26, 1996, National Bancshares Corporation of Texas ("NBT") made application to the Federal Reserve Bank of Dallas ("FRB") to acquire up to 20 percent of the Company's Common Stock, with a resulting ownership of 24.9 percent of the Company's Common Stock. By letter dated April 24, 1996, NBT advised the FRB that, on April 19, 1996, NBT sold 3,300 shares of the Company's Common Stock and now owns 79,900 shares constituting 4.99 percent of the class. By order of the Board of Governors of the FRB dated April 29, 1996, NBT received approval (subject to certain conditions intended to assure that NBT will not "exercise a controlling influence" over the Company) to acquire up to 24.9 percent of the Company's Common Stock. NBT is required to consummate its purchase of the Company's Common Stock not less than 15 days nor more than three months after April 29, 1996 (unless extended by the FRB for good cause).



 (3)  Includes options to purchase 121,660 shares.


     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Mr. Stephen Karp, a director of the Company, inadvertently failed to timely file one Statement of Changes of Beneficial Ownership (Form 4) for one transaction occurring in April 1995.


                              CERTAIN TRANSACTIONS

      Some of the directors and officers of the Company presently are, as in the past, customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Company presently are, as in the past, also directors and/or officers of corporations which are customers of the Bank and which expect to have loan transactions with the Bank in the ordinary course of business. The Company's Board of Directors believes that all such transactions have been made on the same terms as those prevailing for comparable transactions with others and have not involved more than the normal risk of collectibility at the inception of the loan or other favorable features.

                            INDEPENDENT ACCOUNTANTS

                                (PROPOSAL NO. 2)

          The Board of Directors of the Company, based upon the recommendation of the Company's Audit Committee, has selected KPMG Peat Marwick as independent auditors to audit the books, records and accounts of the Company for the current fiscal year, and such selection will be submitted to the shareholders for ratification at the Annual Meeting. KPMG Peat Marwick has served as auditors of the Company since 1983, and is therefore familiar with the affairs and financial procedures of the Company. Should the shareholders not ratify KPMG Peat Marwick as independent auditors, then the Board of Directors, after giving due consideration to the shareholder vote, shall determine whether to retain KPMG Peat Marwick as auditors of the Company, or select another independent accounting firm which the Board deems will serve in the best interest of the Company.

          The Company has been advised that a representative of KPMG Peat Marwick will be present at the Annual Meeting and will be available to respond to appropriate questions. Such representative will be afforded the opportunity to make a statement at the meeting, if he or she desires to do so.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT AUDITORS, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE.


                             SHAREHOLDER PROPOSALS

          In order to be considered for inclusion in the Company's proxy materials for the 1997 Annual Meeting of Shareholders, a shareholder proposal to take action at such meeting must be received at the Company's principal executive offices, 2402 Leopard Street, Corpus Christi, Texas 78408, no later than December 31, 1996. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

          In order for a shareholder to bring new business before an Annual Meeting of Shareholders (which is not otherwise included in the Company's proxy materials), certain conditions set forth in Section 2.15 of the Amended Bylaws must be complied with, including, but not limited to, the delivery of a notice to the Secretary of the Company not less than 45 days prior to the month and day in the current year that corresponds to the month and day in the previous year on which the Annual Meeting of Shareholders was held, if not a holiday, and if a holiday, then prior to the day next following which is not a holiday. The requirements as to the content of such notice are set forth in Section 2.15 of the Amended Bylaws. The Secretary of the Company did not receive timely notice from any shareholder of any new business to be brought before the Annual Meeting.


                            SOLICITATION OF PROXIES

          The solicitation of proxies will be made by mail, telephone or personal contact by directors or regular employees of the Company or the Bank without remuneration. Proxies also will be solicited by Morrow & Co., Inc. at a fixed price of $5,500 plus out-of-pocket expenses. The cost of preparing, assembling, printing and mailing the proxy material will be borne by the Company and will include reimbursement paid to Morrow & Co., Inc., brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxy material to principals and obtaining their proxies for the Annual Meeting.

                                 OTHER BUSINESS

          Management of the Company does not know of any other matters that are likely to be brought before the Annual Meeting for action. However, if any matters do properly come before the meeting for action, it is intended that the accompanying proxy will be voted in accordance with the judgment of the person(s) voting the proxy.


                          AVAILABILITY OF FORM 10-KSB

          The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 1995 as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Requests for copies of such report should be directed to: Jace Hoffman, Secretary, Corpus Christi Bancshares, Inc., Post Office Box 9664, Corpus Christi, Texas 78469.




April 30, 1996


                                                   JACE C. HOFFMAN
                                                   SECRETARY

                        CORPUS CHRISTI BANCSHARES, INC.
                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY


                                  P R O X Y

         The undersigned, hereby revoking all prior proxies, hereby appoints JOHN T. WRIGHT, III, R. JAY PHILLIPS and JACE C. HOFFMAN, jointly and severally, with full power to act alone, as my true and lawful attorneys-in-fact, agents and proxies, with full and several power of substitution to each, to vote all the shares of Common Stock of CORPUS CHRISTI BANCSHARES, INC. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of CORPUS CHRISTI BANCSHARES, INC. to be held on May 29, 1996 and at adjournments thereof.
         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, BUT WHERE NO DIRECTION IS GIVEN, IT WILL BE VOTED "FOR" SAID NOMINEES, "FOR" SAID AUDITORS AND IN THE DISCRETION OF THE ABOVE-NAMED PERSONS ACTING AS PROXIES ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this proxy. (NO ADDITIONAL VOTE IS NECESSARY.)


  The undersigned(s) acknowledges receipt of the Notice of 1996 Annual Meeting of Shareholders and the Proxy Statement accompanying the same, each dated April 30, 1996, and the Company's 1995 Annual Report to Shareholders.

The Board of Directors recommends a vote FOR Items 1 and 2 as described in the accompanying Proxy Statement.


1. ELECTION OF CLASS B             FOR all nominees     WITHHOLD
   DIRECTORS for the term set        listed below      AUTHORITY
   forth in the accompanying          (except as      to vote for
   Proxy Statement                   marked to the    all nominees
                                    contrary below)   listed below
                                          [ ]             [ ]

              Marvin L. Berry, Joe R. DeLeon, Jr.,
              Stephen R. Karp and Roscoe M. Smith

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.


- --------------------------------------------------------------------------------


 2. Selection of KPMG Peat Marwick     FOR   AGAINST   ABSTAIN
    as independent auditors.           [ ]     [ ]       [ ]

 3. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

        Please date this proxy and sign your name exactly as it appears hereon. If there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please indicate your title as such. If executed by a corporation, this proxy should be signed in the corporate name by a duly authorized officer who should so indicate his title.


        Please mark, sign, date and return the proxy promptly using the enclosed envelope.

Signature:                            Date:
          ---------------------------       ----------------------------------

Signature:                            Date:
          ---------------------------       ----------------------------------

Title:
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